                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-KA


                       Amendment to Application or Report
                 Filed Pursuant to Section 12, 13 or 15 (d) of
                      The Securities Exchange Act of 1934


                         Nobel Education Dynamics, Inc.
               (Exact Name of Registrant as Specified in Charter)


                                Amendment No. 1


     The undersigned Registrant hereby amends the following items, financial statements, exhibits or other portions of its current Report on Form 8-K (date of earliest event reported March 10, 1995) dated March 24, 1995, as set forth in the pages attached hereto:

Item 8    Financial Statements and Exhibits
- ------    ---------------------------------

          A.   Pro Forma Financial Information

               1. Pro Forma Combined Balance Sheet of Registrant and Carefree Learning Centers, Inc. as of December 31, 1994 (Unaudited).

               2. Pro Forma Combined Statement of Operations of Registrant and Carefree Learning Centers, Inc. for the year ended December 31, 1994 (Unaudited).

               3.   Notes to the Pro Forma Combined Financial Statements.

                         NOBEL EDUCATION DYNAMICS, INC.
                                AND SUBSIDIARIES
                    PRO FORMA COMBINED FINANCIAL STATEMENTS


The following unaudited pro forma combined financial statements include the accounts of Nobel Education Dynamics, Inc. and subsidiaries (the Company) and Carefree Learning Centers, Inc. acquired in March 1995. Such pro forma combined financial statements assume that the acquisition was accounted for as purchase at the beginning of the respective period for the combined statements of operations and combined balance sheet.

The pro forma combined financial statements are unaudited, but in the opinion of management, all adjustments necessary to present fairly such pro forma combined financial statements have been made.

These pro forma combined financial statements should be read in connection with the related notes thereto and in connection with the historical financial statements of the Company and Carefree Learning Centers, Inc., incorporated herein by reference. The pro forma combined statements of operations are not necessarily indicative of what the actual results of operations would have been had the transactions occurred as of the beginning of the respective periods, nor do they purport to indicate the results of future operations of the Company.

NOBEL EDUCATION DYNAMICS AND CAREFREE LEARNING CENTERS, INC.
PRO FORMA CONDENSED COMBINED BALANCE SHEETS
FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1994  (UNAUDITED)

ASSETS
                                                          REGISTRANT           CAREFREE          PRO FORMA        PRO FORMA
CURRENT ASSETS:                                           HISTORICAL         HISTORICAL         ADJUSTMENTS      CONSOLIDATED
                                                          ----------         ----------         -----------      ------------
CASH AND CASH EQUIVALENTS                                    853,886                 0              40,000  C      893,886
ACCOUNTS RECEIVABLE, LESS ALLOWANCE FOR                      614,640           129,497                             744,137
DOUBTFUL ACCOUNTS OF $96,282 IN 1994
NOTES RECEIVABLE                                              45,114            11,645                              56,759
PREPAID INSURANCE                                            169,404            57,761                             227,165
PREPAID EXPENSES                                             636,616                 0                             636,616
                                                          ----------         ---------          ----------      ----------

TOTAL CURRENT ASSETS                                       2,319,660           198,903              40,000       2,558,563

PROPERTY, PLANT AND EQUIPMENT AT COST                     13,398,969           210,381                          13,609,350

LESS ALLOW. FOR DEPRECIATION                              (4,216,505)                0                          (4,216,505)
                                                          ----------         ---------          ----------      ----------
NET PROPERTY, PLANT AND EQUIPMENT                          9,182,464           210,381                   0       9,392,845

PROPERTY AND EQUIPMENT HELD FOR SALE                       1,266,648                 0                           1,266,648
COST IN EXCESS OF NET ASSETS ACQUIRED                      8,887,995                 0           2,058,723  B    8,887,995
DEPOSITS AND OTHER ASSETS                                  1,066,926            37,316                           3,162,965
DEFERRED TAX ASSET                                           510,300                 0                             510,300
                                                          ----------         ---------          ----------      ----------

TOTAL ASSETS                                              23,233,993           446,600           2,098,723      25,779,316
                                                          ==========         =========           =========      ==========

LIABILITIES AND SHAREHOLDERS EQUITY

CASH OVERDRAFT                                                                  38,281                              38,381
REVOLVING LINE OF CREDIT
  (UNUSED PORTION 400,000)                                         0                 0                                   0
CURRENT PORTION OF LONG TERM OBLIGATIONS                   1,767,756                 0                           1,767,756
CURRENT PORTION OF CAPITAL LEASES                             57,194                 0                              57,194
DUE TO PA BLUE SHIELD                                              0            63,355                              63,355
ACCOUNTS PAYABLE AND OTHER CURRENT
  LIABILITIES                                              4,594,768           253,062               3,115  C    4,850,845
DEFERRED TUITION INCOME                                            0           180,399                             180,399
RESERVE FOR RESTRUCTURING                                     96,900                 0                              96,900
                                                          ----------         ---------          ----------      ----------

TOTAL CURRENT LIABILITIES                                  6,516,618           535,097               3,115       7,054,830
                                                          ----------         ---------          ----------      ----------

LONG TERM OBLIGATIONS                                      7,846,151         1,507,111             500,000  A    9,853,262
DEFERRED RENT, NET OF CURRENT PORTION                              0           145,605            (145,605) C            0
CAPITAL LEASE OBLIGATIONS                                    371,543                 0                             371,543
DEFERRED GAIN ON SALE LEASEBACK                               63,303                 0                              63,303
MINORITY INTEREST IN CONSOLIDATED
  SUBSIDIARY                                                 138,073                 0                             138,073
                                                          ----------         ---------          ----------      ----------

TOTAL LIABILITIES                                         14,935,688         2,187,813             357,510      17,481,011

COMMITMENTS AND CONTINGENCIES
(SEE NOTES 3, 7, 9 AND 10 ON FORM 10-K)

SHAREHOLDERS' EQUITY:

PREFERRED STOCK - $.001 PAR VALUE - 10,000,000 SHARES
  AUTHORIZED - 4,984,000 OUTSTANDING                           4,984           100,000            (100,000) B        4,984
COMMON STOCK - $.001 PAR VALUE - 50,000,000
   SHARES AUTHORIZED - 15,445,063 OUTSTANDING                 15,445                                                15,445
ADDITIONAL PAID IN CAPITAL                                19,644,922           650,000            (650,000) B   19,644,922
ACCUMULATED DEFICIT                                      (11,367,046)       (2,491,213)          2,491,213  B  (11,367,046)
                                                          ----------         ---------          ----------      ----------

                                                           8,298,305        (1,741,213)          1,741,213       8,298,305
                                                          ----------         ---------          ----------      ----------
TOTAL LIABILITIES AND EQUITY                              23,233,993           446,600           2,098,723      25,779,316
                                                          ==========         =========           =========      ==========

             SEE NOTES TO PRO FORMA COMBINED FINANCIAL STATEMENTS

NOBEL EDUCATION DYNAMICS AND CAREFREE LEARNING CENTERS, INC.
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1994
(UNAUDITED)

                                                   REGISTRANT             CAREFREE          PRO FORMA             PRO FORMA
                                                   HISTORICAL            HISTORICAL        ADJUSTMENTS             COMBINED
                                                   ----------            ----------        -----------             --------
REVENUES                                           34,371,501             4,446,210                              38,817,711

OPERATING EXPENSES                                 28,160,537             3,832,743           (10,972) D         31,982,308
                                                   ----------             ---------          ---------           ----------

CENTER OPERATING PROFIT                             6,210,964               613,467            10,972             6,835,403
                                                    ---------             ---------          --------             ---------

GENERAL & ADMINISTRATIVE EXPENSES                   2,896,076               746,377          (621,377) E          3,021,076

OPERATING INCOME                                    3,314,888              (132,910)          632,349             3,814,327
                                                    ---------              ---------         --------             ---------

INTEREST EXPENSE                                    1,222,971                (3,566)          170,569  F          1,389,974

OTHER INCOME (LOSS)                                   106,960                (8,500)            8,500  G            106,960

MINORITY INTEREST IN INCOME OF SUBSIDIARY              83,491                     0                 0                83,491
                                                    ---------              ---------         --------             ---------

INCOME (LOSS) BEFORE TAXES                          1,901,466              (120,844)          453,280             2,233,902

INCOME TAX (BENEFIT) EXPENSE                         (438,300)              (21,450)           21,450  H           (438,300)
                                                    ---------              ---------         --------             ---------

NET INCOME                                          2,339,766               (99,394)          431,830             2,672,202

PREFERRED STOCK DIVIDENDS                             198,555                     0                 0               198,555

NET INCOME AVAILABLE TO
 COMMON SHAREHOLDERS                                2,141,211               (99,394)          431,830             2,473,647
                                                    =========               ========          =======             =========

PRIMARY EARNINGS PER SHARE                              $0.13                                                         $0.15
                                                        =====                                                         =====

FULLY DILUTED EARNINGS PER SHARE                        $0.12                                                         $0.13
                                                        =====                                                         =====

             SEE NOTES TO PRO FORMA COMBINED FINANCIAL STATEMENTS

                         NOBEL EDUCATION DYNAMICS, INC.


                Notes to Pro Forma Combined Financial Statements


1.  Basis of Presentation

    The pro forma combined financial statements include the accounts and results of the Company and Carefree Learning Centers, Inc. as if the acquisition had been consummated as of the beginning of the 12 months ended December 31, 1994.

    The Company acquired certain assets and liabilities of Carefree Learning Centers, Inc. from Pennsylvania Blue Shield on March 10, 1995 for $500,000 in cash and a subordinated promissory note of the Company in the principal amount of approximately $1,585,000 and the assumption of certain other liabilities of Carefree in the amount of $360,000

    The pro forma combined statement of operations for the 12 months ended December 31, 1994 include 12 months of operations for both Nobel Education Dynamics, Inc. and Carefree Learning Centers, Inc. The pro forma combined balance sheet includes the Company's balance sheet as of December 31, 1994 as well as Carefree Learning Centers, Inc.'s balance sheet as of December 31, 1994.

2.  Pro Forma Adjustments

    Combined Balance Sheet

    A. Adjusted to reflect the $500,000 increase in the principal amount of the Revolving Credit Loan II resulting from the $500,000 cash payment to Pennsylvania Blue Shield.

    B. Record estimated allocation of excess of purchase price over the carrying amount of certain net assets acquired to goodwill.

    C. To record adjustments per the closing settlement agreement which includes (1) $40,000 relating to cash received for accrued vacation;
        (2) $200,000 was accrued for transaction costs; and (3) the Company did not assume certain liabilities including accrued payroll and related taxes totaling $148,000, accrued pension totaling $15,000, other accrued expenses totaling $2,400 and deferred rents totaling $176,990.

                                            Accounts Payable and
                                              Accrued Expenses
                                                 Adjustment
                                          ---------------------------
      Accrued transaction costs                  $200,000
      Eliminate accrued payroll and
       related taxes                             (148,000)
      Eliminate accrued pension                   (15,000)
      Eliminate accrued audit                      (2,400)
      Eliminate current portion of
       of deferred rent                           (31,485)
                                                ----------
                                                 $  3,115
                                                 ========

    Combined Statements of Operations

    D. To adjust preliminary estimate of expected rent savings due to the anticipated renegotiation of certain leases totaling $62,440 offset by amortization of goodwill totaling $51,468 or a net savings of $10,972.

    E. The following represents adjustments to general and administrative expenses of the acquired companies that have been or will have been implemented by management. These adjustment assume that management's actions were carried out at the beginning of the periods presented and only give effect to those items that are factually supportable.

                                                   12 Months Ended
                                                   December 31, 1994
                                                   -----------------
      Eliminate corporate expenses per Carefree
       in total; the Company closed the office         (746,377)

      Additional regional manager and related
       costs, car, postage, etc.                         95,000

      Additional accounting clerk
       and benefits                                      30,000

                                                       --------

      Total savings                                    (621,377)
                                                       ========

        In conjunction with the Carefree acquisition, Bluegrass Real Estate Company, a subsidiary of the Company, subsequently acquired the Keystone Real Estate Company.

    F. To record interest expense related to cash of $500,000 and subordinated promissory note

        (1)    $500,000 X 10%   =  $ 50,000
        (2)    $1,507,111 X 8%  =   120,569
                                   --------
               Total interest   =  $170,569
                                   ========

        Note:  Prime was assumed to be 8.5%

    G. To eliminate other income totaling $8,500 for the 12 months ended December 31, 1994.

    H. To eliminate income tax benefit totaling $21,450 for the 12 months ended December 31, 1994.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Amendment to be signed on its behalf by the undersigned, thereunto duly authorized.


                                     Nobel Education Dynamics, Inc.
                                     (Registrant)



Date:  May 9, 1995                   By:_________________________
                                        A. J. Clegg
                                        Chairman, President and CEO



Date:  May 9, 1995                   By:_________________________
                                        Yvonne DeAngelo
                                        Controller and Secretary